2025 Q1 Earnings May 8, 2025

2 Forward Looking Statement & Disclosures Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “growth,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project”, “trajectory” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; the potential impacts of tariffs on the U.S. economy, the economy of other countries in which we conduct operations and our industry, as well as the potential implications and ramifications of tariffs on our business and the local and global supply chains supporting the same, and our ability to mitigate any adverse impacts of such; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; uncertainty of government policies and actions after recent U.S. elections in respect to global trade, tariffs and international trade agreements; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the U.S. Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following document, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.”

Key Messages 3 End Market Demand & New Business  Global automotive market remains resilient overall - softer than expected in NA and EU, but China remains strong  Business uncertainty has increased broadly in the US, with some customers withholding 2nd half 2025 numerical guidance  2025 May YTD, NN’s new business program is delivering good results  Update: now launching 120 new programs in 2025  ~$55 million of additional sales (peak annual value)  Supports 2H 2025 forecast with a large non-auto content Strong Operational Execution Continues  Reducing overhead, working capital, and footprint to increase competitiveness, profit goals, and free cash flow objectives  Cost reduction and working capital reduction continues in Q2 and Q3  Progressively adding targeted technical talent to quote and launch programs. Progressively adding non-auto market talent to strengthen the global team Updating 2025 Guidance and 5-Year Goals  Reiterating 2025 guidance for adjusted EBITDA at $53 - $63 million  Reiterating 2025 guidance for new business awards at $60 - $70 million  Initiating 2025 guidance for free cash flow at $14 to $16 million for 2025.  Lowering 2025 net sales guidance to be flat YOY (pro forma) to 2024, at $430 - $460 million due to GDP uncertainties.  Reiterating 5-year goal for adjusted EBITDA rate at 13 – 14%  Initiating 5-year goal for gross margin at 19 – 20% of sales Portfolio Transformation  Completed refinancing with new five-year duration extension and flexibility enhancement on both ABL and Term Loan  Advancing the organic transition into non-auto areas by leveraging $340 million of installed assets and modestly investing $10 - $14 million additional cash capex per year  Excellent pipeline portfolio of business development programs and solid list of cost & footprint advancements yet to come

Key Metrics CommentsQ1’25 Results Flat Y/Y on proforma net sales; uncertainty in US market$105.7MNet Sales* Five-year goal is 19-20%16.9%Gross Margin (as % of Sales) Increased $2.7M Y/Y$2.0MAdjusted Operating Income Reconfirming FY 2025 guidance of $53 - $63M$10.6MAdjusted EBITDA Five-year goal is 13-14%10.0%Adjusted EBITDA Margin (as a % of Sales) On track for 2025; down $4.6M Y/Y$84.8MWorking Capital Five-year target is 16-17%19.1%Working Capital (as % of TTM Sales) Reconfirming FY 2025 guidance of $60 - $70M$16.4MNew Business Wins $10M growth capex target for 2025$3.9MCash Capex 4(*) Net sales comments are pro forma for the sale of Lubbock, rationalized volumes, and FX / constant currency

2. Isolate and fix chronic underperforming areas – sales declines, absence of profit, negative cashflow 5 60% 70% 60% 70% 90% Grow Sales & the Company Deleverage & Refinance Debt Expand Margins Fix Unprofitable Areas New Leadership Long-term Goal Q1 2025 % Q1 2024% 13-14%10.0%9.3% Business Transformation & Pivot are On Track in 2025 1. Enhance leadership to mirror and lead the new forward agenda 3. Margin expansion continues 4. Improvement of the balance sheet firmly underway 5. New business program has secured $150 million of new business in first 9 quarters. Launching 120 new programs during 2025 and adding $55m to base sales rate. FY 2025 GoalQ1 2025Q1 2024 $5.1M($0.6)M($0.9)M From 0 to 70% Complete in Seven Quarters Refreshed ABL Refreshed Term Loan UnderwayChina operation funds its own expansion "Group of 7" Adjusted EBITDA Consolidated Adjusted EBITDA Margin

Sales Growth & Pivot Program is Performing Well and On Track

- Prospecting targets are by market, balanced to our asset profile, balanced between auto & non-auto, with targets by salesperson
- Adding people, NPI capabilities, assets, expanding at existing accounts, and gaining approved supplier status at new accounts

		Goal	Status
	New Wins Program	• $325 million over 5 years • $65 million new wins/yr • $10 - $14 million growth cash capex/yr	• $740+ million overall pipeline • $160 million of new wins from January 2023 to May YTD 2025 • 120 programs launching in 2025 worth $55 million in peak annual sales
	--- Specific Targets ---		
Non-Auto	Medical	$50 million business over 5 years	• $40+ million pipeline, getting reapproved, modifying assets • $6 million of new wins, gaining momentum, new accounts
Auto	Electric Power / Auto	$100 million business over 5 years	• $225+ million pipeline, busbar-centric • $65 million of new wins, significant open capacity
Non-Auto	Electric Power / Grid	$50 million new wins over 5 years	• $80+ million pipeline, distribution-centric • $7 million of new wins, new account focus
Non-Auto	Industrial & Commercial	$50 million new wins over 5 years	• $70+ million pipeline, added new employees • $29 million of new wins, significant open capacity
Auto	High-Value Machined Products	$75 million new wins over 5 years	• $300+ million pipeline, steering-centric • $53 million of new wins, significant open capacity

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7 New Business Program Update / Snapshot with Facts & Figures Overall Program Results - January 2023 Through May YTD 2025  Value of new win programs since January 2023 (peak annual sales value): $160M  # of new win programs won since January 2023: 363  2023: Won 118 programs worth $64M  2024: Won 188 programs worth $73M  2025 YTD: Won 57 programs worth $23M 2025 May YTD  # of new win programs launching in 2025: 120  Peak annual sales of new win programs launching in 2025: $55M Prospecting and Pipeline Stats  Programs in the pipeline: 711  Value of pipeline programs: $746M (avg $1.0M each)  Non-auto and non-traditional auto pipeline: 367 programs worth $355M (about half of the prospecting)  # of programs in the pipeline that are non-auto: 190 programs worth $155M  # of programs in the pipeline that are auto electrical: 177 programs worth $200M # of non-auto new wins continues to grow: 128 programs won worth $43M

8 Sales Growth / Pivot Example: NN Continues to Organically Grow its Medical Business Hand Piece - Powered 20% Instrument - Complete 7% Instrument - Complex Assy 30% Instrument - Component 6% Instrument - Simple Assy 9% Machined Component 13% Other 15% Diagnostics 2% Extremity (Elbow) 4% Extremity (Knee) 5% Extremity (Shoulder) 34% MIS / General Surgery 20% Ortho -General 3% Ortho - Hip 6% Other 26% Reverse Total Shoulder System Q1’25 Sales by Market Segment Q1’25 Sales by Product Type Shoulder Surgery Kit  NN is winning in the Extremities and Instruments markets  Adding people, dedicated machines, gaining certifications, becoming an approved supplier, growing $40M pipeline, securing wins  #1 Product in Q1 2025 is the Ratcheting Handle used in shoulder surgery kits (see below, right) NN Medical Product -- Ratcheting Handle

9 Sales Growth / Pivot Example: New Business Driving NN Europe to Financial Turnaround NN Europe team is successfully achieving its new wins objectives and its turnaround plan  Leveraging NN’s Europe in-region installed assets, footprint, team, and know-how  Leveraging NN’s China-based assets, footprint, team, know-how  Bidding on multiple large programs being re-sourced from EU to China by EU Tier 1s as European auto industry lowers their costs  NN Europe is executing financial turnaround with goal of higher adjusted EBITDA and positive free cash flow Key New Wins:  Electric Motors $1.6M per year - SOP Q2 2025  Medical Equipment $0.4M per year - SOP Q2 2025  Fuel Systems $4.7M per year - SOP Q2 2026  $6.7M of new wins in Q1 (peak annual sales) and >$50M of estimated total program value

10 Operations Team Continues to Deliver its Cost Reduction Targets with Staff Right-Sizing Being a Key Component Right-Sizing / staff reductions to date:  Staff reductions began in 2023 and accelerated in 2024 with rationalization and “One Team” program launched globally  2-year reduction of 16% of global staff or 525 people, net. Reduction total will approach 600 by year-end 2025  Permanently reducing overhead is a key component of achieving long-term targets for increased gross profit margins and increased adjusted EBITDA margins  2025 underway with another $6.5 million payroll reduction / cashflow increase slate of actions, with Q2 actions already taken All Employees SG&A/Salaried Only Excludes sold Lubbock business, includes rationalized Dowagiac and Juarez $115.2 $124.3 $126.2 $141.9 $142.4 $100.0 $110.0 $120.0 $130.0 $140.0 $150.0 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 TTM Adjusted EBITDA / Salaried Headcount ($000s) Adj. EBITDA / Salaried Headcount Linear (Adj. EBITDA / Salaried Headcount)  25% increase in adjusted EBITDA / salaried employee over TTM  16% decrease in net global headcount – hourly, indirect, salaried, SGA 3,259 2,734407 340 320 350 380 410 440 470 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400

$76.0 $76.2 $70.0 $62.7 $68.9 $68.8 $64.4 $61.5 $67.8 $78.5 $74.3 $68.0 $68.6 $69.6 $68.3 $69.6 $61.9 $62.9 $(48.1) $(49.8) $(47.5) $(44.3) $(48.9) $(45.5) $(45.0) $(38.9) $(45.9) $106.4 $100.7 $90.5 $87.0 $89.6 $91.7 $89.1 $84.5 $84.8 $(75.0) $(25.0) $25.0 $75.0 $125.0 $175.0 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Working Capital Trend AR Inv AP WC 11 Working Capital Reduction Program  $106.4M in Q1 2023 down to $84.8M in Q1 2025 while adjusted EBITDA has increased  Working Capital is down $4.8M in Q1 2025 vs Q1 2024  2025 goal is another gradual $5M reduction in Q2 / Q3 with immaterial impact on adjusted EBITDA  Working Capital (as % of TTM Net sales) is 19.1% - goal is 16-17% Commentary Working capital has been reduced 20% or $21.6M over last two years  Down $4.8M vs. Q1 2024; targeting $5M reduction in Q2-Q3 2025 Note: Chart excludes Lubbock plant

# Q1 2025 – NN Financial Results

## As Reported

| ($millions) | Q1'25 | Q1'24 | Δ |
|---|---|---|---|
| **Net Sales** | $105.7 | $121.2 | ($15.5) |
| **Adj. Operating Income (Loss)** | $2.0 | ($0.7) | ($2.7) |
| **Adj. EBITDA** | $10.6 | $11.3 | ($0.7) |
| **Adj. EBITDA Margin %** | 10.0% | 9.3% | 0.7% |

## Q1 2024 Pro Forma Adjustments

| Sale of Lubbock | Rationalized Volume | FX | Total |
|---|---|---|---|
| ($5.4) | ($5.9) | ($2.8) | ($14.1) |
| ($0.6) | $0.9 | ($0.1) | $0.2 |
| ($0.6) | - | ($0.1) | ($0.7) |

## Pro Forma

| Q1'25 | Q1'24 | Δ |
|---|---|---|
| $105.7 | $107.1 | ($1.4) |
| $2.0 | ($0.5) | $2.5 |
| $10.6 | $10.6 | Flat |
| 10.0% | 9.9% | 0.1% |

**As Reported**
*($ millions)*


Net Sales
$105.7
$121.2
Q1'25
Q1'24


Adjusted EBITDA & Margin
$10.6
10.0%
$11.3
9.3%
Q1'25
Q1'24

**Pro Forma**
*($ millions)*


Net Sales
$105.7
$107.1
Q1'25
Q1'24


Adjusted EBITDA & Margin
$10.6
10.0%
$10.6
9.9%
Q1'25
Q1'24

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$6.3 $7.2 2024 2025 2025 2024 Adjusted EBITDA & Margin (Pro Forma) ($ millions) $6.3 $7.8 2024 2025 2025 2024 Adjusted EBITDA & Margin ($ millions) 14.5% 16.2% 14.5% 17.1% Power Solutions Segment– Q1 2025 Highlights $43.5 $42.0 2024 2025 2025 2024 Net Sales (Pro Forma) ($ millions) Net Sales: down ($4.7M), up $1.5M pro forma  ($5.4M) impact of sale of Lubbock facility  ($0.8M) of unfavorable foreign exchange impact  $1.5M of net impact from volume / mix – primarily higher precious metal pass-through Adjusted EBITDA: down ($1.5M) as reported, down ($0.7M) pro forma  ($0.6M) impact from sale of Lubbock facility  ($0.9M) decrease due to unfavorable mix impact  Adjusted EBITDA margin compressed due to high precious metal (gold, silver) cost increase pass-through, forecast to continue New Business: Hired additional commercial staff; continue to increase new business pipeline, many immediate launches in 2025, new 300-ton press being installed, continuing the pace of adding new assets into Power Solutions Cash: Working capital and free cash flow actions on track for 2025 plan $43.5 $48.2 2024 2025 2025 2024 Net Sales As Reported ($ millions) 13Note: Comparisons are versus Q1 2024 results

$8.1 $8.6 2025 2024 Adjusted EBITDA & Margin ($ millions) $8.1 $8.6 2025 2024 Adjusted EBITDA & Margin (Pro Forma) ($ millions) Mobile Solutions Segment – Q1 2025 Highlights 13.0% $62.2 $65.3 2025 2024 Net Sales (Pro Forma) ($ millions) 11.8% Net Sales: down ($10.9M), down ($3.1M) pro forma  ($5.9M) of 2024 rationalized business (planned decrease)  ($3.0M) of lower auto volumes globally  ($1.9M) of unfavorable foreign exchange impact  Several new sales streams forecasted to launch in 2H’25, both auto and non-auto Adjusted EBITDA: down ($0.5M)  ($0.4M) decrease is due to lower volumes and $0.1M is due to FX impact  Additional cost-out actions being taken – mainly headcount reduction; preserves FY’25 adjusted EBITDA guide on lighter sales forecast / uncertainties New Business - Ahead of plan in Q1, installed new dedicated medical machining capacity, converting freed up/rationalized auto capacity over to industrial capacity to implement a newly won $5.6M industrial machining new program, immediate launch program for Q1 2026 Cash - working capital and free cash flow on track for 2025 plan $62.2 $73.1 2025 2024 Net Sales ($ millions) 13.0% 11.8% 14Note: Comparisons are versus Q1 2024 results

15 Updated 2025 Outlook & Guidance Net Sales of $430 to $460 million  Sales forecast has been decreased to be roughly flat to prior year due to economic uncertainties in the North American market  Offset somewhat from SOPs occurring during 2025 from prior new business awards  Multiple top customers not issuing guidance for remainder of 2025 Adjusted EBITDA of $53 to $63 million  Reiterating, no change  At midpoint, up ~15% vs. FY’24 on a pro forma basis  Implementing Lean SG&A "One Team" approach and simplifying operational footprint New Business Wins of $60 to $70 million  Reiterating, no change  Foundational wins on the horizon for Stampings, Power, and Medical  Q1’25 results have NN on pace to achieve full-year guidance Free Cash Flow of $14 to $16 million  Initiating guidance, reflects cost-out actions and improved margin capture  Includes CARES Act proceeds in full-year forecast  Key markets remain similar – direct impact from tariffs is immaterial to NN  Currencies are aligned with current bank forward rates  Global metal markets remain similar to current market  New Business SOPs remain stable and on track Key Assumptions

NN's 5-Year Plan for Profitable Growth

2028 Goals	Pathway to Achievement	Near-Term Progress
Grow Organic Sales to \$600M \$650M w/ M&A	▪ \$40 million of net annual growth driven by \$65 million of annual new awards and \$25 million of EOPs / walkaways plus M&A growth when the time is right ▪ Assumes steady base business performance ▪ Targets in each area – leveraging installed assets and modest capex plan ▪ Strategic acquisitions to accelerate strategy when opportunity is right	Launching 120 programs in 2025 worth \$55 million peak annual sales
Lower Costs 3% per Year, Top Quality	▪ Rationalize marginal business, condense plant footprint, create "One Team" in SG&A ▪ Strong continuous improvement programs at all plants ▪ Kaizan and 6 Sigma culture at all plants	In 2025, ~\$15 million cost-out plan staff reduction, plant rationalization, continuous improvement program
Generate Cash Flow, Improve Balance Sheet	▪ Generate free cash flow, invest ~\$10 to \$14M growth capex per year (excl. China operations). China funds itself, and repatriates cash to US ▪ Leverage NN's installed base of ~\$400M of machinery, equipment, land, & buildings ▪ Goal is for all plants to be free cash flow self-sustaining or rationalize	New ABL and Term Loan in place; Implementing new China program; Careful with cash capex and working capital
Increase Adjusted EBITDA Margins to 13-14% (updated)	▪ Rationalize business & operations at 7 underperforming plants and Mobile NA overall ▪ "One Team" shared SG&A approach while increasing business development teams ▪ Launch and onboard accretive new business	Adjusted EBITDA margins at 10%; Actions and forecast to continue advancement in 2025

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Appendix

18 The Company discloses in this presentation the non-GAAP financial measures of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt. Each of these non-GAAP financial measures provides supplementary information about the impacts of acquisition, divestiture and integration related expenses, foreign-exchange impacts on inter-company loans, reorganizational and impairment charges. The costs we incur in completing acquisitions, including the amortization of intangibles and deferred financing costs, and divestitures are excluded from these measures because their size and inconsistent frequency are unrelated to our commercial performance during the period, and we believe are not indicative of our ongoing operating costs. We exclude the impact of currency translation from these measures because foreign exchange rates are not under management’s control and are subject to volatility. Other non-operating charges are excluded, as the charges are not indicative of our ongoing operating cost. We believe the presentation of adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share, free cash flow and net debt provides useful information in assessing our underlying business trends and facilitates comparison of our long-term performance over given periods. The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company's industry, as other companies may calculate such financial results differently. The Company's non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual income growth derived from income amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. (a) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. (b) Non-GAAP adjusted EBITDA represents GAAP income (loss) from operations, adjusted to include income taxes, interest expense, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, depreciation and amortization, charges related to acquisition and transition costs, non-cash stock compensation expense, foreign exchange gain (loss) on inter-company loans, restructuring and integration expense, costs related to divested businesses and litigation settlements, income from discontinued operations, and non-cash impairment charges, to the extent applicable. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. (c) This line item reflects the aggregate tax effect of all non-GAAP adjustments reflected in the respective table. The Company estimates the tax effect of the adjustment items identified in the reconciliation schedule above by applying the applicable statutory rates by tax jurisdiction unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment. (d) Non-GAAP adjusted net income (loss) represents GAAP net income (loss) adjusted to exclude the tax-affected effects of charges related to acquisition and transition costs, foreign exchange gain (loss) on inter-company loans, restructuring and integration charges, amortization of intangibles costs for fair value step-up in values related to acquisitions and amortization of deferred financing costs, non-cash impairment charges, write-off of unamortized debt issuance costs, interest rate swap payments and change in fair value, change in fair value of preferred stock derivatives and warrants, costs related to divested businesses and litigation settlements, income (loss) from discontinued operations, and preferred stock cumulative dividends and deemed dividends. We believe this presentation is commonly used by investors and professional research analysts in the valuation, comparison, rating, and investment recommendations of companies in the industrial industry. We use this information for comparative purposes within the industry. Non-GAAP adjusted income e (loss) from segment operations is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to GAAP income (loss) from continuing operations. Non-GAAP Financial Measures Footnotes

19 Reconciliation of GAAP Income (Loss) from Operations to Non-GAAP Adjusted Income (Loss) from Operations and Non-GAAP Adjusted EBITDA

20 Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income (Loss) and GAAP Net Income (Loss) per Diluted Common Share to Non-GAAP Adjusted Net Income (Loss) per Diluted Common Share

21 Reconciliation of Operating Cash Flow to Free Cash Flow

Thank You 23 Joe Caminiti or Stephen Poe NNBR@alpha-ir.com 312-445-2870 Investor & Media Contacts